UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 20, 2003

HAYNES INTERNATIONAL, INC.
 (Exact name of the registrant as specified in its charter)

Delaware	33-32617	06-1185400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1020 West Park Avenue Kokomo, Indiana	46904-9013
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (765) 456-6000

Item 7.    Financial Statements and Exhibits.

        (c)         Exhibits

         99.1    Press release, dated May 20, 2003, announcing results for second quarter fiscal 2003.

Item 12.     Results of Operations and Financial Condition.

         On May 20, 2003, Haynes International, Inc. (the “Company”) issued a Press Release announcing its results for the second fiscal quarter ended March 31, 2003. A copy of the Press Release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

         The information under this caption is intended to be furnished by the Company under Item 12 of Form 8-K but is identified in the submission header for this report as furnished under Item 9 instead of Item 12 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The information contained in this Item 12 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 22, 2003	HAYNES INTERNATIONAL, INC. By: /ss/ Calvin S. McKay Calvin S. McKay Chief Financial Officer

Exhibit Index

Number assigned in Regulation S-K Item 601	Description of Exhibits

99.1	Press release dated May 20, 2003.